SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 5, 1999

                  FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-14841                                   22-2476703
             -------                                   ----------
   (Commission File Number)               (IRS Employer Identification Number)

              One Franklin Plaza, Burlington, New Jersey 08016-4907
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (609) 386-2500


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ITEM 5 OTHER EVENTS

      Franklin Electronic Publishers, Incorporated (the "Registrant") announced on May 5, 1999 that its Chief Financial Officer, John G. Day, left the Registrant by mutual agreement. Arnold D. Levitt was appointed to the posts of Interim Chief Financial Officer and Treasurer of the Registrant.


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

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits:

            1. Franklin Electronic Publishers, Incorporated Press Release, dated May 5, 1999.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRANKLIN ELECTRONIC PUBLISHERS, INC.


                                    By   /s/ Gregory J. Winsky
                                      -------------------------------------
                                      Name:  Gregory J. Winsky
                                      Title: Senior Vice President

Date: May 10, 1999


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